Exhibit 99.2

BANKFINANCIAL CORPORATION
FOURTH QUARTER 2016
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016				2015
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.57%	0.66%	0.22%	0.50%	0.58%
Return on equity (ratio of net income to average equity) (1)	4.41	4.86	1.59	3.59	3.96
Net interest rate spread (1)	3.01	3.23	3.21	3.30	3.35
Net interest margin (1)	3.11	3.33	3.31	3.39	3.43
Efficiency ratio	76.23	73.60	79.80	80.98	83.16
Noninterest expense to average total assets (1)	2.59	2.62	2.78	2.89	3.08
Average interest–earning assets to average interest–bearing liabilities	133.71	134.36	136.17	136.26	138.91
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	246	242	253	255	251

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,053	$9,499	$11,509	$10,238	$13,192
Interest-bearing deposits in other financial institutions	83,631	91,031	74,048	55,705	46,185
Securities, at fair value	107,212	99,899	105,698	111,386	114,753
Loans receivable, net	1,312,952	1,241,808	1,207,553	1,232,485	1,232,257
Other real estate owned, net	3,895	4,381	5,373	5,629	7,011
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	11,650	6,257	6,257	6,257	6,257
Premises and equipment, net	31,413	31,856	32,021	32,308	32,726
Intangible assets	782	911	1,040	1,169	1,305
Bank owned life insurance	22,594	22,538	22,484	22,438	22,387
Deferred taxes	22,411	23,715	25,187	25,641	26,695
Other assets	10,444	8,378	8,661	8,552	9,675
Total assets	$1,620,037	$1,540,273	$1,499,831	$1,511,808	$1,512,443

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,339,390	$1,316,695	$1,268,602	$1,264,689	$1,212,919
Borrowings	51,069	1,406	1,469	17,621	64,318
Other liabilities	24,798	18,505	23,053	20,010	22,842
Total liabilities	1,415,257	1,336,606	1,293,124	1,302,320	1,300,079
Stockholders’ equity	204,780	203,667	206,707	209,488	212,364
Total liabilities and stockholders’ equity	$1,620,037	$1,540,273	$1,499,831	$1,511,808	$1,512,443
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016				2015	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2016	2015
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,743	$12,845	$12,581	$12,759	$12,411	$50,928	$48,962
Total interest expense	1,148	1,014	952	856	738	3,970	2,814
Net interest income before recovery	11,595	11,831	11,629	11,903	11,673	46,958	46,148
Recovery of loan losses	(539)	(525)	1,315	(490)	(1,038)	(239)	(3,206)
Net interest income	12,134	12,356	10,314	12,393	12,711	47,197	49,354
Noninterest income	1,777	1,637	1,537	1,594	1,757	6,545	6,691
Noninterest expense	10,194	9,912	10,506	10,930	11,169	41,542	41,945
Income before income tax	3,717	4,081	1,345	3,057	3,299	12,200	14,100
Income tax expense	1,458	1,573	514	1,153	1,183	4,698	5,425
Net income	$2,259	$2,508	$831	$1,904	$2,116	$7,502	$8,675
Basic earnings per common share	$0.12	$0.13	$0.04	$0.10	$0.11	$0.40	$0.44
Diluted earnings per common share	$0.12	$0.13	$0.04	$0.10	$0.11	$0.39	$0.44

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$563	$583	$541	$567	$603	$2,254	$2,248
Other fee income	574	478	505	495	505	2,052	2,143
Insurance commissions and annuities income	122	53	72	55	169	302	386
Gain on sales of loans, net	16	38	3	18	10	75	102
Gain on sale of securities	—	—	—	46	—	46	—
Gain (loss) on disposition of premises and equipment	38	—	—	—	—	38	(1)
Loan servicing fees	62	66	75	73	83	276	354
Amortization of servicing assets	(32)	(28)	(40)	(28)	(32)	(128)	(137)
Recovery (impairment) of servicing assets	16	—	3	(3)	(1)	16	(3)
Earnings on bank owned life insurance	56	54	46	51	52	207	194
Trust income	182	167	165	160	183	674	712
Other	180	226	167	160	185	733	693
Total noninterest income	$1,777	$1,637	$1,537	$1,594	$1,757	$6,545	$6,691

Noninterest Expense
Compensation and benefits	$5,734	$5,315	$5,713	$5,993	$6,034	$22,755	$22,222
Office occupancy and equipment	1,611	1,487	1,635	1,647	1,620	6,380	6,522
Advertising and public relations	252	144	252	222	208	870	991
Information technology	762	707	699	724	687	2,892	2,669
Supplies, telephone, and postage	346	345	297	376	397	1,364	1,586
Amortization of intangibles	129	129	129	136	136	523	550
Nonperforming asset management	99	89	127	84	239	399	681
Loss (gain) on sales of other real estate owned	(113)	(15)	(38)	38	33	(128)	(58)
Valuation adjustments of other real estate owned	70	115	10	119	81	314	548
Operations of other real estate owned	121	143	177	219	169	660	573
FDIC insurance premiums	64	238	236	217	205	755	904
Other	1,119	1,215	1,269	1,155	1,360	4,758	4,757
Total noninterest expense	$10,194	$9,912	$10,506	$10,930	$11,169	$41,542	$41,945

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016				2015
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS
One–to–four family residential real estate loans	$135,218	$142,130	$147,876	$154,588	$159,501
Multi–family mortgage loans	542,887	505,369	504,158	513,450	506,026
Nonresidential real estate loans	182,152	186,504	191,685	219,339	226,735
Construction and land loans	1,302	1,005	1,767	1,799	1,313
Commercial loans	103,063	106,878	84,951	76,325	79,516
Commercial leases	352,539	304,753	282,629	272,849	265,405
Consumer loans	2,255	1,846	1,744	1,890	1,831
	1,319,416	1,248,485	1,214,810	1,240,240	1,240,327
Net deferred loan origination costs	1,663	1,657	1,658	1,661	1,621
Allowance for loan losses	(8,127)	(8,334)	(8,915)	(9,416)	(9,691)
Loans, net	$1,312,952	$1,241,808	$1,207,553	$1,232,485	$1,232,257

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$1,426	$2,322	$2,279	$1,637	$2,657
Multi–family mortgage loans	54,954	25,062	18,017	24,385	43,110
Nonresidential real estate loans	9,033	3,518	3,587	5,002	20,408
Construction and land loans	359	92	—	198	—
Commercial loans	49,385	67,919	54,149	35,771	44,293
Commercial leases (3)	87,855	54,717	54,633	39,303	71,201
Consumer loans	611	883	1,025	588	725
	$203,623	$154,513	$133,690	$106,884	$182,394

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$8,698	$7,245	$8,500	$6,413	$7,471
Multi–family mortgage loans	16,999	24,276	27,188	17,082	13,559
Nonresidential real estate loans	12,697	8,740	30,024	11,878	12,748
Construction and land loans	24	852	33	57	41
Commercial loans	53,147	45,990	45,528	39,030	45,460
Commercial leases	35,984	31,437	48,774	31,552	26,353
Consumer loans	633	801	1,080	664	701
	$128,182	$119,341	$161,127	$106,676	$106,333

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$350	$220	$778	$441	$363
Multi–family mortgage loans	1,131	1,155	4,163	5,117	2,199
Nonresidential real estate loans	1,690	500	19,164	409	784
Construction and land loans	—	828	—	24	8
Commercial loans	5,681	6,037	12,243	7,861	4,873
Commercial leases	177	203	197	194	—
	$9,029	$8,943	$36,545	$14,046	$8,227

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.
(3) Fourth quarter 2016 originations include $55.0 million purchased investment grade commercial leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016				2015
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$2,851	$2,691	$2,625	$3,370	$2,455
Multi–family mortgage loans	185	508	1,021	953	821
Nonresidential real estate loans	260	717	754	295	296
Construction and land loans	—	—	—	803	—
Nonaccrual loans	3,296	3,916	4,400	5,421	3,572

Loans past due over 90 days, still accruing	—	—	828	—	—

Other real estate owned:
One–to–four family residential real estate loans	1,565	2,281	2,433	2,619	2,621
Multi–family real estate	370	393	737	737	951
Nonresidential real estate	1,066	780	1,065	1,135	1,747
Land	894	927	1,138	1,138	1,692
Other real estate owned	3,895	4,381	5,373	5,629	7,011

Nonperforming assets	$7,191	$8,297	$10,601	$11,050	$10,583

Asset Quality Ratios
Nonperforming assets to total assets	0.44%	0.54%	0.71%	0.73%	0.70%
Nonperforming loans to total loans	0.25	0.31	0.43	0.44	0.29
Nonperforming commercial-related loans to total commercial-related loans (2)	0.04	0.11	0.24	0.19	0.10
Nonperforming residential and consumer loans to total residential and consumer loans	2.08	1.87	1.75	2.15	1.52
Allowance for loan losses to nonperforming loans	246.57	212.82	170.52	173.69	271.30

Concentrations of Credit
Commercial Real Estate for FFEIC Concentration Limits	$690,879	$658,887	$662,493	$685,732	$682,012
% FFIEC Total Capital	410.96%	399.18%	410.28%	392.73%	398.28%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$305,436	$269,641	$246,117	$238,922	$233,409
% FFIEC Total Capital	181.68%	163.36%	152.42%	136.84%	136.31%

Commercial Leases - Investment Grade	$268,022	$215,237	$199,020	$182,057	$170,100
Commercial Leases - Other	84,517	89,516	83,609	90,792	95,305

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016				2015
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$670	$475	$335	$440	$847
Multi–family mortgage loans	1,048	2,119	2,025	3,347	5,167
Nonresidential real estate loans	1,845	2,407	3,194	4,981	4,981
Construction and land loans	—	—	830	—	842
Commercial loans	66	75	225	137	614
Consumer loans	—	—	2	—	—
	$3,629	$5,076	$6,611	$8,905	$12,451

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$2,237	$685	$171	$3,012	$2,036
60 – 89 days past due	617	419	71	30	926
Matured Loans	270	784	277	1,387	1,467
	$3,124	$1,888	$519	$4,429	$4,429

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,334	$8,915	$9,416	$9,691	$10,081
Charge offs:
One–to–four family residential real estate loans	(30)	(102)	(355)	(52)	(59)
Multi–family mortgage loans	(28)	—	(6)	(45)	(9)
Nonresidential real estate loans	(3)	(55)	(1,657)	(3)	(102)
Commercial loans	—	—	—	—	(54)
Consumer loans	(1)	(6)	(2)	(16)	(5)
	(62)	(163)	(2,020)	(116)	(229)
Recoveries:
One–to–four family residential real estate loans	229	5	6	81	407
Multi–family mortgage loans	6	10	9	137	5
Nonresidential real estate loans	—	39	161	—	460
Construction and land loans	—	—	—	35	—
Commercial loans	159	45	28	77	5
Commercial leases	—	7	—	—	—
Consumer loans	—	1	—	1	—
	394	107	204	331	877
Net (charge–offs) recoveries	332	(56)	(1,816)	215	648
Provision for (recovery of ) loan losses	(539)	(525)	1,315	(490)	(1,038)
Ending balance	$8,127	$8,334	$8,915	$9,416	$9,691

Allowance for loan losses to total loans	0.62%	0.67%	0.73%	0.76%	0.78%
Net (charge–off) recovery ratio (1)	0.11	(0.02)	(0.60)	0.07	0.22

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016				2015
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$249,539	$234,652	$231,928	$238,848	$254,830
Savings deposits	160,002	155,199	158,669	161,554	156,752
Money market accounts	311,183	320,814	315,615	323,197	329,654
Interest–bearing NOW accounts	267,054	263,286	258,083	247,434	248,982
Certificates of deposits - retail	220,602	223,642	223,948	221,101	211,010
Certificates of deposits - wholesale	131,010	119,102	80,359	72,555	11,691
	$1,339,390	$1,316,695	$1,268,602	$1,264,689	$1,212,919

SELECTED AVERAGE BALANCES
Total average assets	$1,576,345	$1,511,475	$1,510,115	$1,513,683	$1,448,857
Total average interest–earning assets	1,481,775	1,414,736	1,413,161	1,414,008	1,348,782
Average loans	1,253,224	1,225,480	1,210,726	1,238,270	1,175,723
Average securities	99,767	106,904	108,865	118,557	107,344
Average stock in FHLB & FRB	8,133	6,257	6,257	6,257	6,257
Average other interest–earning assets	120,651	76,095	87,313	50,924	59,458
Total average interest–bearing liabilities	1,108,181	1,052,916	1,037,781	1,037,730	971,000
Average interest–bearing deposits	1,088,265	1,050,935	1,034,674	962,823	951,631
Average borrowings	19,916	1,981	3,107	74,907	19,369
Average stockholders’ equity	205,071	206,237	209,231	212,322	213,858

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.42%	3.61%	3.58%	3.63%	3.65%
Average loans	3.87	4.02	4.02	4.01	4.06
Average securities	1.20	1.14	1.13	1.07	1.07
Average other interest–earning assets	0.78	0.73	0.75	0.69	0.51
Total average interest–bearing liabilities	0.41	0.38	0.37	0.33	0.30
Average interest–bearing deposits	0.41	0.38	0.37	0.33	0.30
Average borrowings	0.64	0.40	0.26	0.37	0.25
Net interest rate spread	3.01	3.23	3.21	3.30	3.35
Net interest margin	3.11	3.33	3.31	3.39	3.43
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016				2015
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.64%	13.22%	13.78%	13.86%	14.04%
Tangible equity to tangible total assets (end of period)	12.60	13.17	13.72	13.79	13.97
Risk–based total capital ratio	16.96	17.64	18.09	17.80	17.89
Common Tier 1 (CET1)	16.25	16.87	17.26	16.95	17.01
Risk–based tier 1 capital ratio	16.25	16.87	17.26	16.95	17.01
Tier 1 leverage ratio	11.92	12.28	12.41	12.53	13.26
Tier 1 capital	$185,718	$183,092	$184,695	$186,964	$189,044
BankFinancial, NA
Risk–based total capital ratio	14.72%	15.21%	15.09%	15.83%	15.41%
Common Tier 1 (CET1)	14.01	14.44	14.26	14.98	14.54
Risk–based tier 1 capital ratio	14.01	14.44	14.26	14.98	14.54
Tier 1 leverage ratio	10.27	10.51	10.25	11.08	11.33
Tier 1 capital	$159,986	$156,725	$152,559	$165,183	$161,545

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$14.82	$12.70	$11.99	$11.82	$12.63
High	15.12	12.80	12.89	13.29	13.22
Low	12.15	11.75	11.38	11.42	12.10
Common shares outstanding	19,233,760	19,271,211	19,678,697	19,939,500	20,297,317
Book value per share	$10.65	$10.57	$10.50	$10.51	$10.46
Tangible book value per share	$10.61	$10.52	$10.45	$10.45	$10.40
Cash dividends declared on common stock	$0.06	$0.05	$0.05	$0.05	$0.04
Dividend payout ratio	51.09%	38.82%	119.60%	53.50%	38.59%
Stock repurchases	$520	$5,022	$3,280	$4,393	$2,582
Stock repurchases – shares	37,451	407,486	260,803	357,817	204,649

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,259	$2,508	$831	$1,904	$2,116
Average common shares outstanding	19,257,435	19,460,022	19,827,581	20,155,541	20,428,979
Less: Unearned ESOP shares	(645,751)	(670,351)	(694,773)	(719,109)	(743,659)
Unvested restricted stock shares	(940)	(940)	(2,690)	(7,881)	(7,932)
Weighted average common shares outstanding	18,610,744	18,788,731	19,130,118	19,428,551	19,677,388
Plus: Dilutive common shares equivalents	170,683	323	317	2,939	25,141
Weighted average dilutive common shares outstanding	18,781,427	18,789,054	19,130,435	19,431,490	19,702,529
Basic earnings per common share	$0.12	$0.13	$0.04	$0.10	$0.11
Diluted earnings per common share	$0.12	$0.13	$0.04	$0.10	$0.11
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	—	536,459	536,459	1,752,156	536,459
Weighted average exercise price of anti–dilutive options	$—	$12.99	$12.99	$12.30	$12.99

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from adjusted operations and pre–tax pre–provision earnings from adjusted operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our adjusted operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$3,717	$3,299	$12,200	$14,100
Recovery of loan losses	(539)	(1,038)	(239)	(3,206)
	3,178	2,261	11,961	10,894
Adjustments:
Equity-based compensation	107	306	982	638
Nonperforming asset management	99	239	399	681
Loss (gain) on sale of other real estate owned	(113)	33	(128)	(58)
Valuation adjustments of other real estate owned	70	81	314	548
Operations of other real estate owned	121	169	660	573
Adjustments	284	828	2,227	2,382
Pre–tax pre–provision earnings from adjusted operations	$3,462	$3,089	$14,188	$13,276

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	0.88%	0.85%	0.93%	0.92%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2016				2015
	IVQ	IIIQ	IIQ	IQ	IVQ
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$3,717	$4,081	$1,345	$3,057	$3,299
Recovery of loan losses	(539)	(525)	1,315	(490)	(1,038)
	3,178	3,556	2,660	2,567	2,261
Adjustments:
Equity-based compensation	107	107	391	377	306
Nonperforming asset management	99	89	127	84	239
Loss (gain) on sale of other real estate owned	(113)	(15)	(38)	38	33
Valuation adjustments of other real estate owned	70	115	10	119	81
Operations of other real estate owned	121	143	177	219	169
	284	439	667	837	828
Pre–tax pre–provision earnings from adjusted operations	$3,462	$3,995	$3,327	$3,404	$3,089

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	0.88%	1.06%	0.88%	0.90%	0.85%

(1)	Annualized